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                                                                Exhibit 10.33





                         REGISTRATION JOINDER AGREEMENT
                                      AND
                   AMENDMENT NO. 2 TO REGISTRATION AGREEMENT


         This Registration Joinder Agreement and Amendment No. 2 to Registration Agreement (this "Registration Joinder Agreement") is entered into on this _____ day of _______________, 1995, by and among Steel Dynamics Holdings, Inc. (the "Company"), each of the Persons listed on Schedule A attached hereto (the "Bain Stockholders"), General Electric Capital Corporation ("GECC"), Heavy Metal, L.C. ("Heavy Metal"), the Persons listed on Schedule B attached hereto (the "Keylock Stockholders"), the Persons listed on Schedule C attached hereto (the "Whitney Stockholders"), the Persons listed on Schedule D attached hereto (the "Management Stockholders"), the Persons listed on Schedule E attached hereto (the "Warrant Holders"), and Preussag Stahl AG, a company incorporated under the laws of the Federal Republic of Germany ("Preussag"). The entities and individuals which comprise the Bain Stockholders, GECC, the Whitney Stockholders, Heavy Metal, the Keylock Stockholders, the Management Stockholders, and the Warrant Holders are collectively referred to herein as the "Stockholders," and each as a "Stockholder."

         APT Holdings Corporation, a non-signatory, shall be a third party beneficiary of this Registration Joinder Agreement.

         For purposes of this Registration Joinder Agreement, all capitalized terms shall have the same meaning as those terms have under the Registration Agreement.


         WHEREAS, the Company, the Bain Stockholders, GECC, Heavy Metal, the Keylock Stockholders, the Whitney Stockholders, the Management Stockholders and the Warrant Holders are parties to a Registration Agreement dated June 30, 1994 (the "Registration Agreement") pursuant to which the Company agreed to provide certain registration rights to the Stockholders and Warrant Holders as set forth therein;

         WHEREAS, the parties to the Registration Agreement, effective September 9, 1994, amended the Registration Agreement by "Registration Joinder Agreement and Amendment No. 1 to Registration Agreement" by and between such parties and Tracy L. Shellabarger;

         WHEREAS, Section 11(f) of the Registration Agreement provides that the Registration Agreement may be amended if approved in writing by the Company and the holders of a majority of the then outstanding "Bain Registrable Securities," the holders of a majority of the then outstanding "GECC Registrable Securities," the holders of a majority of the then outstanding "Heavy Metal Registrable Securities," the holders of a majority of the then outstanding "Keylock Registrable Securities," the holders of a majority of the then outstanding
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"Warrant Holder Registrable Securities," and the holders of a majority of the then outstanding "Whitney Registrable Securities;"

         WHEREAS, the Company and Preussag have agreed upon the terms of and propose to enter into a stock purchase agreement (the "Preussag Purchase Agreement"), in substantially the form attached hereto as Exhibit A, pursuant to the terms of which the Company has agreed to sell to Preussag and Preussag has agreed to purchase from the Company shares of the Company's Class A Common Stock (the "Preussag Shares");

         WHEREAS, one of the conditions to Preussag's commitment to purchase at least Twenty-Five Million U.S. Dollars (U.S. $25,000,000.00) of Preussag Shares under the Preussag Purchase Agreement is that Preussag join in and become a party to that certain Registration Agreement dated June 30, 1994 (the "Registration Agreement"), thereby becoming entitled to the benefits and subjecting itself to the obligations thereunder that are accorded to the holders of Registrable Securities thereunder;

         NOW, THEREFORE, in consideration of the mutual covenants of the parties to the Preussag Purchase Agreement and to other good and valuable consideration described herein, the sufficiency of which is hereby acknowledged, the parties agree as follows:

         1. PREUSSAG AGREEMENT. Preussag agrees to and does hereby enter into the Registration Agreement with the Company, and with the other Stockholders, and agrees to be bound by all of the terms thereof, including, without limitation, the provisions thereof regarding Demand Registrations, Piggyback Registrations, Holdback Agreements, agreements regarding registration procedures and expenses, indemnification, amendment, and the like.

         2. THE OTHER PARTIES' AGREEMENT. The Company and the other Stockholders agree to and do hereby enter into the Registration Agreement with Preussag, agree to be bound by all of the terms thereof, including, without limitation, the provisions described in Section 1 of this Registration Joinder Agreement, and agree that, from and after the Effective Date hereof, Preussag shall be deemed to have been a holder of "Investor Registrable Securities" within the meaning of Section 1(f) of the Registration Agreement, and shall be deemed to have been a holder of "Preussag Registrable Securities" as defined below, for all purposes under the Registration Agreement, as amended hereby; and agree, further, that, for purposes of Section 1(f), this Registration Joinder Agreement shall be deemed to operate as the "prior written consent" of each holder of Investor Registrable Securities to the grant of registration rights by the Company to Preussag.

         3. SPECIFIC AMENDMENTS. Without limiting the generality of the foregoing agreements, the following specific amendments shall be deemed made to the Registration Agreement, to operate prospectively from and after the Effective Date hereof:




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         (a)     "Preussag Stahl AG ("Preussag")" shall be added to the
                 introductory paragraph as "Stockholder" and a separate signature line for Preussag shall be added to the signature pages immediately following the signature lines for the "Management Stockholders;"

         (b) The word "and" in the ninth line of Section 1 ("Demand Registrations"), subsection (a) ("Requests for Registration"), shall be deleted and replaced with a comma, the phrase ", and the holders of a majority of the Preussag Registrable Securities" shall be added after the words "Keylock Registrable Securities" in the tenth line of Section 1(a), and the same addition shall be made to the last full sentence in
                 Section 1(a);

         (c) In Section 1(b) ("Number of Demand Registrations"), the word "and" shall be deleted immediately following "Heavy Metal Registrable Securities" in line five of Section 1(b) and replaced with a comma, and the phrase ", and the holders of a majority of the Preussag Registrable Securities" shall be added immediately following the phrase "Keylock Registrable Securities" in line six of Section 1(b), entitling Preussag to one Demand Registration;

         (d) A definition of "Preussag Registrable Securities" shall be added to Section 10 ("Definitions"), immediately following the definition of the word "Person," and the text of such definition shall be patterned after the definition of "Bain Registrable Securities," substituting "Preussag Registrable Securities" for "Bain Registrable Securities" wherever such term appears within the definition;

         (e) In connection with the definition of "Investor Registrable Securities" in Section 10, the word "and" immediately following "Whitney Registrable Securities" shall be deleted and a comma inserted in its place, and the words ", and Preussag Registrable Securities" shall be added immediately following "Keylock Registrable Securities;"

         (f) The definition of "Registrable Securities" in Section 10 shall be amended by deleting the word "and" immediately preceding "Whitney Registrable Securities," replacing the period immediately following "Whitney Registrable Securities," and by adding the phrase ", and Preussag Registrable Securities" at the end thereof.

         (g) In Section 11 ("Miscellaneous"), Subsection (a) ("Duration of Rights"), the word "or" immediately preceding "Keylock Registrable Securities" shall be deleted and, immediately following "Keylock Registrable Securities" the words ", or Preussag Registrable Securities" shall be added; and





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         (h)     In Section 11 ("Miscellaneous"), Subsection (e) ("Amendments
                 and Waivers"), the word "and" immediately following "Warrant Holder Registrable Securities" shall be deleted and replaced with a comma, and the words ", and holders of a majority of the Preussag Registrable Securities" shall be added immediately following the words "Whitney Registrable Securities."

         4. ADDRESS FOR NOTICE. For purposes of any notice under Section 11(k) of this Registration Joinder Agreement, Preussag's address is:

                          Preussag Stahl AG
                          Eisenhuttenstrasse 99 D-38223
                          38239 Salzgitter, Germany

                          Attn:  Jens Schneider

         5. EFFECTIVE DATE. The Effective Date of this Registration Joinder Agreement shall be concurrent with the First Closing contemplated by
Section 1.1 of the Preussag Purchase Agreement; provided, however, that the provisions of Sections 1 and 11(a) of the Registration Agreement, as hereby amended, and the provisions of Sections 3(b) and (c) hereof, shall not be deemed effective, notwithstanding anything to the contrary expressed therein or herein, unless and until Preussag has completed the purchase of at least Twenty-five Million U.S. Dollars (U.S. $25,000,000.00) of SDI Stock pursuant to Sections 1.1, 1.2, 1.3, and 1.4 of the Preussag Purchase Agreement. In the event that Preussag fails to meet such $25,000,000.00 minimum purchase amount, and if a Third Closing or Alternative Third Closing does not occur within the time set forth in Section 5 of the Preussag Purchase Agreement, then, unless extended by mutual agreement of the parties thereto and hereto, the provisions of Sections 1 and 11(a) of the Registration Agreement, as hereby amended, and the provisions of Sections 3(b) and (c) hereof shall automatically, and without the necessity of any further action, be deemed inapplicable to Preussag.

         IN WITNESS WHEREOF, the parties have executed this Registration Joinder Agreement on the day and year first above written.

                                    STEEL DYNAMICS HOLDINGS, INC.

                                         /s/ Keith E. Busse, President
                                    By
                                       -----------------------------------
                                    Name
                                        ----------------------------------
                                    Its
                                        ----------------------------------






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                                    BAIN CAPITAL FUND IV, L.P.

                                    By:  Bain Capital Partners IV, L.P.
                                    Its:  General Partner

                                         /s/ Paul B. Edgerley, Managing Director
                                    By
                                       -----------------------------------
                                    Name
                                        ----------------------------------
                                    Its
                                        ----------------------------------


                                    BAIN CAPITAL FUND IV-B, L.P.

                                    By:  Bain Capital Partners IV, L.P.
                                    Its:  General Partner

                                         /s/ Paul B. Edgerley, Managing Director
                                    By
                                       -----------------------------------
                                    Name
                                        ----------------------------------
                                    Its
                                        ----------------------------------

                                    BCIP ASSOCIATES

                                         /s/ Paul B. Edgerley, A General Partner
                                    By
                                       -----------------------------------
                                    Name
                                        ----------------------------------
                                    A General Partner


                                    BCIP TRUST ASSOCIATES, L.P.

                                         /s/ Paul B. Edgerley, A General Partner
                                    By
                                       -----------------------------------
                                    Name
                                        ----------------------------------
                                    A General Partner






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                               GENERAL ELECTRIC CAPITAL
                                  CORPORATION

                                    /s/ William D. Strittmatter, Vice President
                               By
                                  -----------------------------------
                               Name
                                   ----------------------------------
                               Its
                                   ----------------------------------


                               KEYLOCK INVESTMENTS LIMITED

                                    /s/ M. Hagetslafe, Director
                               By
                                  -----------------------------------
                               Name
                                   ----------------------------------
                               Its
                                   ----------------------------------


                               MAZELINA ANSTALT c/o LIC. IUR.
                                  GERTRUDE BECK, LIECHTENSTEIN

                                    /s/ M. Hagetslafe, Director
                               By
                                  -----------------------------------
                               Name
                                   ----------------------------------
                               Its
                                   ----------------------------------


                               HEAVY METAL, L.C.

                                    /s/ Robin K. Kanner, Signatory Member
                               By
                                  -----------------------------------
                               Name
                                   ----------------------------------
                               Its
                                   ----------------------------------


                               J. H. WHITNEY & CO.

                                    /s/ William Laverack, Jr.,
                                    A General Partner

                               By
                                  -----------------------------------
                               Name
                                   ----------------------------------
                               Its
                                   ----------------------------------





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                                    WHITNEY 1990 EQUITY FUND, L.P.

                                         /s/ William Laverack, Jr.,
                                         A General Partner

                                    By
                                       -----------------------------------
                                    Name
                                        ----------------------------------
                                    Its
                                        ----------------------------------


                                    LOW COST LIMITED PARTNERSHIP

                                    By: SMS Investors, Inc.,
                                    its General Partner

                                         /s/ David L. Stickler, President
                                    By
                                       -----------------------------------
                                    Name
                                        ----------------------------------
                                    Its
                                        ----------------------------------


                                    KLANS ASSOCIATES

                                         /s/ Karen E. Lutz, A General Partner

                                    By
                                       -----------------------------------
                                    Name
                                        ----------------------------------
                                    Its
                                        ----------------------------------






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                                    STEEL INK COMPANY

                                         /s/ Peter J.P. Brickfield, President
                                    By
                                       -----------------------------------
                                    Name
                                        ----------------------------------
                                    Its
                                        ----------------------------------



                                         /s/ Keith E. Busse
                                    --------------------------------------
                                    Keith E. Busse


                                         /s/ Richard P. Teets, Jr.
                                    --------------------------------------
                                    Richard P. Teets, Jr.


                                         /s/ Mark D. Millett
                                    --------------------------------------
                                    Mark D. Millett


                                         /s/ Tracy L. Shellabarger
                                    --------------------------------------
                                    Tracy L. Shellabarger


                                    WHITNEY SUBORDINATED DEBT FUND, L.P.

                                         /s/ William Laverack, Jr.,
                                         A General Partner

                                    By
                                       -----------------------------------
                                    Name
                                        ----------------------------------
                                    A General Partner


                                    SUMITOMO CORPORATION OF AMERICA

                                         /s/ Masahiko Nakagawa,
                                         Senior Vice President and
                                         General Manager

                                    By
                                       -----------------------------------
                                    Name
                                        ----------------------------------
                                    Its
                                        ----------------------------------






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                                    THE LINCOLN NATIONAL LIFE
                                       INSURANCE COMPANY

                                    By:  Lincoln National Investment Management
                                         Company, its attorney-in-fact

                                         /s/ Richard L. Corwin,
                                         Second Vice President
                                    By
                                       -----------------------------------
                                    Name
                                        ----------------------------------
                                    Its
                                        ----------------------------------


                                    LINCOLN NATIONAL INCOME FUND, INC.

                                    By:  Lincoln National Investment Management
                                         Company, its attorney-in-fact

                                         /s/ Richard L. Corwin, Vice President
                                    By
                                       -----------------------------------
                                    Name
                                        ----------------------------------
                                    Its
                                        ----------------------------------


                                    SDI LIMITED PARTNERSHIP

                                    By:  SDI Investors, Inc.

                                         /s/ David Stickler, Secretary
                                    By
                                       -----------------------------------
                                    Name
                                        ----------------------------------
                                    Its
                                        ----------------------------------


                                    LDI, LTD., an Indiana limited partnership

                                    By:  LDI Management, Inc., an Indiana
                                         corporation, General Partner

                                         /s/ Andre B. Lacy, President
                                    By
                                       -----------------------------------
                                    Name
                                        ----------------------------------
                                    Its
                                        ----------------------------------





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                                    PREUSSAG STAHL AG

                                         /s/ Jens Schneider
                                    By
                                       -----------------------------------
                                    Name
                                        ----------------------------------
                                    Its
                                        ----------------------------------






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                                   SCHEDULE A



                                   BAIN GROUP



                           Bain Capital Fund IV, L.P.

                         Bain Capital Fund IV - B, L.P.

                             BCIP Associates, L.P.

                          BCIP Trust Associates, L.P.

                                KLANS Associates





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                                   SCHEDULE B


                              KEYLOCK STOCKHOLDERS


                          Keylock Investments Limited

                                Mazelina Anstalt





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                                   SCHEDULE C


                                 WHITNEY GROUP


                               J.H. Whitney & Co.

                         Whitney 1990 Equity Fund, L.P.





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                                   SCHEDULE D


                                MANAGEMENT GROUP


                                 Keith E. Busse

                                Mark D. Millett

                             Richard P. Teets, Jr.

                             Tracy L. Shellabarger

                               Steel Ink Company





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                                   SCHEDULE E


                                WARRANT HOLDERS


                      Whitney Subordinated Debt Fund, L.P.

                        Sumitomo Corporation of America

                      General Electric Capital Corporation

                  The Lincoln National Life Insurance Company

                       Lincoln National Income Fund, Inc.

                            SDI Limited Partnership

                                   LDI, Ltd.





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